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                                   EXHIBIT 32

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of International Uranium Corporation (the "Company") on Form 20-F for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F"), I Ron F. Hochstein, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2004

International Uranium Corporation

/s/ Ron F. Hochstein
-----------------------------------
Ron F. Hochstein
President and Chief Executive Officer

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              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of International Uranium Corporation (the "Company") on Form 20-F for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F"), I David C. Frydenlund, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2004

International Uranium Corporation

/s/ David C. Frydenlund
-----------------------------------
David C. Frydenlund
Vice President and Chief Financial Officer